DELAWARE GROUP EQUITY FUNDS V

Delaware Dividend Income Fund
(the "Fund")

Supplement to the Fund's
Institutional Class Prospectus dated January 30, 2004

The following amends the information in the chart on pages 6 and 7 of the Prospectus under "How we manage the Fund - The securities we typically invest in":
Securities	How we use them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.	We may invest without limit in common stocks, one category of income generating equity securities.

Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

We may invest without limit in convertible securities, another category of income generating equity securities. These securities may be of any credit quality including those rated below investment grade by a nationally recognized statistical ratings organization (NRSRO) or those that are unrated but deemed equivalent to non-investment grade.

Real Estate Investment Trusts (REITs): A company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through a fund, a shareholder bears a proportionate share of the expenses of the fund and indirectly shares similar expenses of the REITs.

We may invest without limit in REITs, another category of income generating equity securities.

High-yield corporate bonds: Securities that are rated lower than investment grade by an NRSRO or, if unrated, that we believe are of comparable quality. These securities are considered to be of poor standing and predominately speculative.

We may invest up to 45% of net assets in high-yield corporate bonds, typically those rated BBB or lower by an NRSRO.
Foreign securities: Securities of issuers organized, having a majority of their assets, or deriving a majority of their operating income, in foreign countries.	We may invest up to 20% of net assets in foreign equity and debt securities.

Investment company securities: In some cases, the Fund will purchase shares of investment companies to gain exposure to certain market sectors or indexes. Such investment companies may include exchange-traded funds ("ETFs"). We generally intend to invest in ETFs that seek to track the performance of specific industry sectors or broad market indexes by investing primarily in securities that comprise the index or sector.

We may invest up to 10% of total assets in investment company securities if we believe they offer good investment opportunities. Such investment companies may be open-end or closed-end, registered or unregistered investment companies. These investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.

Repurchase agreements: An agreement between a buyer of securities, such as the Fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Fund uses repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.

We may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.

Illiquid securities: Securities that do not have a ready market, and cannot be easily sold within seven days at approximately the price that the Fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

We may invest up to 15% of net assets in illiquid securities.

This Supplement is dated March 5, 2004.